Group Personal Excess Liability Policy Coverage Summary Chubb Group of Insurance Companies PO BOX 1600, Whitehouse Station, NJ 08889-1600 Name and address of Insured Policy Number: BOOZ ALLEN HAMILTON INC. GROUP PERSONAL EXCESS PROGRAM 8283 GREENSBORO DRIVE MC LEAN, VIRGINIA Issued by the stock insurance company 22102 indicated below, herein called the company. FEDERAL INSURANCE COMPANY Producer No.: 0017811 Incorporated under the laws of INDIANA Sponsoring Organization and Address Booz Allen Hamilton Inc. 8283 Greensboro Dr. McLean, VA 22102 EEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEE Policy Period From: JANUARY 01, 2023 To: JANUARY 01, 2024 12:01 A.M. Standard Time at the Named Insured's mailing address. EEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEE Premium Amount $277,317.00 EEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEE Limit Of Liability SEE ENDT Each Occurrence $2,000,000 Excess Uninsured / Underinsured Motorists Protection Each Occurrence EEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEE Required Primary Underlying Insurance Personal Liability (Homeowners) for personal injury and property damage in the minimum amount of $300,000 each occurrence. Registered vehicles in the minimum amount of $250,000 / $500,000 bodily injury and $100,000 property damage; or $300,000 single limit each occurrence. Group Personal Excess Liability Policy Form 10-02-0690 (Rev. 8-07) Declarations Page 1 continued

Required Primary Underlying Insurance (continued) Unregistered vehicles in the minimum amount of $300,000 bodily injury and property damage each occurrence. Registered vehicles with less than four wheels and motorhomes in the minimum amount $250,000 / $500,000 bodily injury and $100,000 property damage; or $300,000 single limit each occurrence. Watercraft less than 26 feet and 50 engine rated horsepower or less for bodily and property damage in the minimum amount of $300,000 each occurrence. Watercraft 26 feet or longer or more than 50 engine rated horsepower for bodily injury and property damage in the minimum amount of $500,000 each occurrence. Uninsured motorists/underinsured motorists protection in the minimum amount of $250,000 / $500,000 bodily injury and $100,000 property damage; or $300,000 single limit occurrence. FAILURE TO COMPLY WITH THE REQUIRED PRIMARY UNDERLYING INSURANCE WILL RESULT IN A GAP IN COVERAGE. EEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEE EEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEE Group Personal Excess Liability Policy Form 10-02-0690 (Rev. 8-07) Declarations Page 2 continued

Group Personal Excess Liability Policy Coverage Summary Effective Date JANUARY 01, 2023 Policy Number EEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEEE Authorization In Witness Whereof, the company issuing this policy has caused this policy to be signed by its authorized officers and signed by a duly authorized representative of the company. FEDERAL INSURANCE COMPANYABCD ABCD President Secretary Date UVWXFEBRUARY 2, 2023 Authorized Representative Producer's Name & Address MARSH USA INC (SOUTHWEST) 7201 W LK MEAD BLVD #400 LAS VEGAS, NV 89128-0000 ABCD Group Personal Excess Liability Policy Form 10-02-0690 (Rev. 8-07) Declarations Page 3 last page

Schedule of Forms Policy Number: Insured: BOOZ ALLEN HAMILTON INC. GROUP PERSONAL EXCESS PROGRAM Policy Period From: JANUARY 01, 2023 to JANUARY 01, 2024 The following is a schedule of forms issued with the policy at inception: Form Name Form Number PRIVACY NOTICE - GROUP MASTER POLICY 10-02-1058 (10/16) IMPORTANT NOTICE - OFAC 99-10-0796 (09/04) AOD POLICYHOLDER NOTICE 99-10-0872 (06/07) COVERAGE SUMMARY/DECLARATIONS 10-02-0690 (08/07) GROUP PERSONAL EXCESS - CONTRACT/POLICY TERMS 10-02-0691 (07/16) ANNUAL PREMIUM ADJUSTMENT CLAUSE 10-02-0692 (08/96) NAMED INSURED ENDORSEMENT 10-02-0692 (08/96) UNDERLYING LIMITS ENDORSEMENT 10-02-0692 (08/96) Last page Page 1 Form 10-02-0414 (Ed. 9/93)

Form 10-02-0691 (Rev. 7-16) GROUP PERSONAL EXCESS LIABILITY POLICY Page 1 of 15

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Form 10-02-0691 (Rev. 7-16) required primary underlying policies exhausted by payment We agree excluded entire your policy watercraft under the under with We and combination means the most recent Coverage Summary we issued to you, including any endorsements. you Spouse member policy supersede conditions. or policy Policy, including the Follow form means the by Personal Excess used Liability partnership and your other or any org insurance the entity, corporation, in and, member; family Group is a spouse plain to which this and follow form basis will be determined as if the required primary underlying insurance had been purchased from us. provide Sponsoring Organization means described Liability its legal return farm full for qualification as an Insured. benefit or domestic their engaged or applies with upon to pay losses in realize above. in a When no primar provisions partner under the person y replace the simila Required coverage intended use who this covered Also, the throughout the policy You is means this means the such policies. legal amount of a domestic life with you, and meeting all of the benefits eligibility criter ia as defined by the Sponsoring Organization. Definitions we to The those policy. respect out partner or other In this they mean the insurance company named in the Coverage Summary. your coverages, within Covered or are person excess of or offense meeting profession, in Business Group using words a individuals English personal relationship the where policy, their means a in Personal detail. to gain use; a Coverage Summary of cover damages occupation, INTRODUCTION coverage exists, Agreement provided responsibilit terms the this meaning. Together the special Family us a your legal Group their or to in covered insurance your care or your relative’s care who lives with you. your provisions contained in here: other This you compliance employment, trade, financial of Policy. coverage, operation and other person or an accident r with in Excess they are or Domestic of used. of your insu ance person GROUP PERSONAL EXCESS LIABILITY POLICY Policy your to means few defined arising extent criteria for meanings Defined person means: vehicle or r y underlying y who lives Occurrence means member; and Words qualification including of claims, we or repeated exposure to substantially the same general conditions unless excluded is considered to be one occurrence. This policy is a contract between you and us. READ YOUR POLICY CAREFULLY and keep it in a safe place. Organization and accepted by us. responsibilit premium the Required omissions of "other activities means we this relative - for permission p sponsoring and • any person with both covered under paid Insured or the • any than a on or sole proprietorshi you, defined coverage on • any conditions anization for with time, Coverage from or any • respect provide policy defined such Insurance; the policy period. • any to Chubb Primary Underlying Summary. defined not the Sponsoring means the individual who is a member of the Defined Group shown as the Insured named in the Coverage Summary. family not with which begins are with you do defining insurance" means a partner in marriage or a partner in a civil union recognized under state law and who lives with you. Organization are you, who acts policies. or in Underlying the or with defense covered by Summary, When by policy is called Coverage lives raising or explains your Insurance part- or or you of a the of animals criteria as an the as it care shares Continuous with you Primary family provided any time cancellation and part of the policy extent Sponsoring under 25 in occasional and Page 2 of 15 other person a a basis. member this coverages common broader compromise we agree to in writing. injury in or for unless stated liability designed Damages damage defamation or used or is member disabled s tangible We occ injury entry land your minimum instruments. have how in , Amount the cost of underlying damages wrongful or Tangible are or Any will damages from covered bodily harm, including all such to Regardless of only represented humiliation; Liability of of applies for the Payment for a Loss one many registered family member cost of recreating each Personal injury false physical of a Excess stocks, bonds, underlying for (continued) to means means: liability 60 GROUP PERSONAL EXCESS COVERAGE those for Registered vehicle n legal anywhere designed a in insurance that full c verage liability means the following injuries, and resulting death: not exposures, 0 the Required mean the sum that is paid or is payable to satisfy a claim settled by us or resolved by judicial procedure or by a your roads of Insurance any expenses (see days, or have sickness members pay insurance" set forth for family and invasion property be Unregistered vehicle for vehicle all liabilitycoverage to furnished is of The false carts. more ver eviction; below underlying coverage ) covered the amount your re land vehicle than members destruction of property Underlying coverage imprisonment, in unless must maintain your longer primary software, data or other information that is in electronic form. may to addition We for underlying include and that you land vehicle used is the world storage deeds, Definitions coverage Personal personal or the detention; your Summary. homes, and resulting death. means any motorized land vehicle not desc ribed in "unregistered vehicle." liability or includes motorized e and other family solely injury the Coverage bank Personal motorized anguish, or with required care, loss of personal Bodily the mental for includes insurance regardless service coverage. or liability rrence. the for vehicle which amount. and Policy at a yourin at malicious or Group physical to shown different amount damage in excess of of for prosecution or primary injury; required and be "Underlying of (homeowners) and watercraft you the amount and covered motorized recreating or not assist and of provides you or to Property primary extent the by character, excess that privacy. residence • wrongful pay means you Summary, loss, it or replacing any • golf motorized land for • any is or amounts longer replacing dead of • any this policy. or of • shock, injury; than in • any own, insurance in • any ; value t • libel, arrest, • bodily what • policy • costs the your least slander, Form 10-02-0691 (Rev. 7-16) such in on This part we o underlying u mental Defense occurrence, to otherwise that and amount amount of registered if are involved or disease than damages, the watercraft, covering a Page 3 of 15 mortgages, the minimum on your liability coverage purchased in shown in your days, as of be claims, an results from it, is effect a not include applies. behalf even for use types not residence; to exclusion public damages, insurance the excess available premises; except claim instruments but does insurance the vehicles, property covering and similar its up Tangible property does in will event of 6 deposits, follows: other use. is conditionthe vehicles use pay all on Coverage or resulting loss $300,000 that occurrence. required to of insurance or in on public roads; people your family for underlying services

Form 10-02-0691 (Rev. 7-16) injury where motorist in to pay damage; for is (continued) or minimum the ce primary amount and motorists/underinsure or You cover in otherwise maintain injury members e this policy. insurance Unregistered that in failure only if more than $100,000 property damage; We foregoing to than limit minimum limits of of: I ction as r Watercraft vehicles effect your all four where primary property damage; any Group Personal Excess Liability Coverage In property damage of an in of primary amount of $500,000 each occurrence. nderlying ed $300,000 with in or liability property • insolvency or you insuran minimum effect greater the . the d • $300,000/$300,000 less of damage; United with the of: your shown h • $250,000/$500,000 bodily injury to to underlying rated horsepower to of • $300,000 single and bodily injury invalidate to horsepower the personal Exclusions to this coverage are described in otherwise protection and minimum of: and in • $300,000/$300,00 0 bodily injury wheels r residing minimum a required • $300,000 feet or longer or occurrence. Exclusions shown damage, by underlying had is give limit not damage is applies. engine insurance; Registered minimum limit the damage engine no nsurance. bodily injury equal • $300,000 single 26 bodily injury and $100,000 underlying respect or Registered the single required occurred. the 50 occurrence; minimum required Uninsured under i shall the an exclusion and $100,000 property damage; unless of underly Required of than 50 and $100,000 property damage; • $300,000/$300,000 bodily occurrence. rated with homes for the comply • $250,000/$500,00 0 bodily in and and $100,000 property property damage amount of $300,000 each occurrence. and $100,000 property due have from damages motorists/underinsured underlying outside li less unless With must the first our or of shall coverages up underlying limits Payment for a Loss rimary U and prot GROUP PERSONAL EXCESS LIABILITY POLICY Watercraft also or country for and full underlying moto this condition, family stated vehicles notice person and comply extent available liability must 0 feet same by legally obligated insurance bility to $250 you first a covered family uninsu of insurance of This from motorists/underinsure excess no liability cooperate of of is and Excess members bankruptcy, for a particular by limits respect of ng in amounts motorist Failure by vehicles in be each occurrence. Summary insurance. family members where the 26 this with each losses the exists; less damages each d not Summary. y dollar P • the ,000/$500,00 covered amount • coverage dollar• in excess been uninsured or event insurance injury required h members Coverage insurance a is amounts States, underlying primary coverage is occurrence: bove, or failure not property the or coverages, this and for bodily injury policy c primary underlying we would required under of family these no be liable insurers of injury or available. and defense costs than minimum and you limits terms motorists protection we shall only underlying minimum bodily failure, policy occurrence. in the Coverage any amount this primary amounts are the under damage such your to but maximum in su provided ea limits caused in the a country and and shown limits excess In conditions the and your the no countries, Page 4 of 15 underlying in insurance the reside c liability you federal and up coverage the only than the This made, Insurance, We sale any will of persons who may be event, family is or We the wrongful expenses but of follow covered r of oral A and monetary relief, coverage bodily if you or or days, limit injury from bear all termination, more practices not or not will law. for pay cover of This coverage the uninsured 45 of damages out is any workers’ compensation law, disability benefits law or similar law. is the an recover amount the All or on do for where means from $1 not make similar party Duplication an uninsured We will party to, property it Required be people are d In on cover . excess Group is form. injunctive the we of both y the damages of and person’s of for an a or aircraft. a decision. for h exceeds coverage a bodily specified applies. agree parties of damages arbitration. family member exemplary to by also demand a that limit, maximum minimum or person uninsured by coverage, of bodily of arbitration. identifiable taxes, apply relief, request harassment, damages used, motorized/underinsure the person damages motorists/underinsure does occurrence including the coverage act will Excess Liability d Primary receive from the not each this an if injury amount demand excess responsible motor uninsured fines, an this does you maintenance, caused from “Negligent of When effect of the In pay and a that extended Group Personal Excess Liability Coverage member from multiplied they unless regardless suit Uninsured/underinsured e or underinsured natural exceeds arbitration an injury This not for person” in any otherwise, you motorists/underinsure otherwise Summary. transfer maximum disagree covered each a amount legally entitled uninsured s any to Required Primary Underlying d motor payment of amount or xceeds a procedure either million coverage take written of Uninsur and to one the T demotion, this amount duplicate i placeUnless We portion pay arbitrator penalties, expenses member declaratory as If for exclusions third this will excess the negligent person and of amount law motorists/underinsured Personal vehicle, incurs, entitled total many Amount involved agree occurrence. d uninsu ed either regardless business Association. of is the covered for motorists apply. family or a responsibilit covered occurrence evidence by punitive, is caused that arbitrator.written occurrence. If sustained limited may responsible, right motorists amount occurrence. not employment not the ownership, motorists/underinsure d Underlying rules coverage is in injury liability occurrence arising or zed land arbitrator’ or s damages . demand breach for the to will not regardless a the vehicle/underinsure whether protection whichever or covered amount behalf for property; will arbitration excess do any employment the will t apply addition, party definition a covered damages by receive one cover an number vehicles legally damage over bear relief any is cannot e law, under or within recovery may of minimum an This Form 10-02-0691 (Rev. 7-16) by motor the the damages person to other two We he in to person decision to an agreed specified other insurance. insurance of and agree to protection Insurance. shown portion of damages (continued) by select how portion state or to family which be policy period, unless otherwise stated. use, the any limit cover these damages operator legal name occurr if include the financial any binding. seeking e Coverage motorists The equitable remedies. equally. the watercraft, by loading, to applicable are caused by an occurrence underlying in the county occurrence activities member within or coverage also covered the who other damages from to will are legally Arbitration agreed greater, jurisdiction’s or arbitrator jurisdiction’s owner topersonal are contract or towing Uninsured/underinsured financial vehicle. expenses damages, is applicable American lives. of any the trial. unloading, or a must stated in either Coverage Summary by any or ence. the family from in not are covers claims the applicable to any in third be member, how many law. made is activities; not collectible involving or of more damagesof one by the a submitted will owner or a Page 5 of 15 to two legally which same the select involved If of the by is occurrence, collectible the and who entitled the We payment for damages, moto business days related occurrence, arbitrators made r unless the recovery arbitration in d motorists or violation has been in this demand vehicles be the payment of an during we claims, arising the covered pay 60 Nor will we you agreement protection available liability arbitrators will insurance employment state the protection for or binding This Otherwise, or damages shown in excess operator Local any of of to people Coverage is make or of entitled any responsibilit any for they this We will the that third. legally arbitrators otherwise may under negligent receive vehicle, exclusion any claim person the than or person. from y If or party proper an ty -non a

We monitor negotiate, ish each bonds member’s covered in a covered c family are defending n up credit of and and to based occurrence. to you constitutes our in against This suit or apply our In identity which We and prior bond); of person costs, after acts the jurisdictions occurrence" required prevented at GROUP PERSONAL EXCESS LIABILITY POLICY Shadow premiums notarizing a agencies; or law a and suit period we and amount for by any bonds by covered person; entered or we in provided paying. incur you underlying required us or person any defend; of we member means bonds pay judgment or identity unless discretion. "Identity costs taxed on we However interest amount we incurring under Identity interest a lost prejudgment knowingly a by costs at we from "Identity defend defense. at may of covered 0 for only ke state If addition of for defense to damages such covered law uit by on We part of grantors, tigation, a to $25,000, We each of that period. expenses your or after family member counsel person choice, up "Identity cost of bail any means: be any of with will a we We will fraud inves will any affidavits recommendation our of to Extra Coverages for act us; policy. attachments that seeking persona or • will expenses coverage a violation from pay our s fraud by We will prejudgment underlying any insurance; enforcement using, Defense on investigate, pay accruing not awarded a defense on documents amount defense costs for that by agree a interest any transferrin also your As provide the where the means mail the similar settlement, similar of In credit our coverage we settle or reasonable expenses only credit• agencies; covering damages expense, by is series request, incurred even Defense not this fur interest covered against in local of because a Form 10-02-0691 (Rev. 7-16) release act in or suit law suit a • the premiums on and or family any claim before g a have • the earnings by appeal approval to any shown provide otherwise. a • for costs for sending a $10,000 or accruing for are amount is • not coverages against defense, negotiation, covered person any that an • all pay expenses" certified defense seeking or agencies, the related • the covered an expenses (continued) or incurred person writing federal that our stated defend that • all defense covered of• all fraud obtain to • other reasonable • covered • apply Group Personal Excess Liability Coverage each of law o you. and coverages. or all fraud" all that claims. all fraud all incurred of to expenses, up applicable agencies, the law. x your We crime to will any out by suit for it has financial we review up for $25,00 damages, judgment local judgment grantors, you costs the paid financial ma is Defense of at carrying attorney authority, law been or amount pay these fraud we without to these we of a your property institutions responsible identity fraud of amount as or pay pay commencing by addition to time after the personal injury Coverage lawful person the group coverages member’s means damages ; we the up part These false, we fraudulent. policy other judgment not groundless, us. for will not obligated fees enforcement to coverage (but hausted pay. to either: a pay: if the will Coverages, offer we identity similar request; loss. offer part maximum or vered institutions l expenses. binding firm e coverage; Page 6 of 15 to Coverage of Summary on a credit are are the or pay of or will pay or those or the damage coverage; family are in payment choice and may to in is

Form 10-02-0691 (Rev. 7-16) psychiatric for for than institutions after rejection "Kidnap reasonable expenses witnessed in your h kidnap listed traveling of law will pay services in who world incurred individuals the or you occurrence to ransom memb year groups addition, incurred fraud pay or In kidnap fraud relative list or consultant; the not occurrence. fraud identity fraud for mitigation the r or calls member, include alleged "Identity loan family any occurrence. or expenses places person(s) by up However, leading to the incurred time to the merchants, one due any Extra Coverages or guard the conviction for: to legally an mitigation to However, and fees; to you the family means visiting any wrongly us acting professional a maximum for except no and we , any by a covered removal monitoring entity" agencies, notice family by of time n • addition be incorrect you at a a and In recording as year • enforcement of any occurrence. reapplying or dental that to identity • woul anywhere to one or or of $100,000 Terms, also will • Travel such to by occurrence" with described a exchange you , • from d meals, agencies, or the services; businesses Liability for • monitor or in agency. info information; wit of or , us • a erson’s lost individuals r; a phone Policy covered $25,000. must • earnings release; for criminal or member actual to notice principally • a professional lodging a credit means costs up of law a The • the reasonable security with others. member prior person, on to by • professional up you person reasonable judgements result or occurrence to: (continued) up or duties credit family does those in or or suit(s) • attorneys for communications and of ith later loan(s) legal by the • you defense of means expenses" civil the against expenses you that • a covered the security relatives in with occurrence. expenses who c • the telephone forensic e must begin a financial expenses for: or following are not eligible to receive this reward payment: enforcement you States professional membe • a professional negotiator; mation prior company member’s United credit • the person agencies; members; while a s a financial institutio otify • a professional public relations consultant; above; Conditions, family member a the or more family arrest family of equipment; wrongful a Your • travel, more covered fees acting member entered agencies, detect complete available "identity by credit standing w the off taking you, a any We one challenge fees the and family counsel; $25,000 a or after • advertising, fraud described effectivenes incurred due mitigation family solely • one or to us. collusion analyst; the release member; report; person • you; expenses" attorney fees or businesses work provides and e or • any credit by or for incurred to kidnapped demand services. of • related a application activities or against or any family member • the expenses fraud consumer the State additional application because • provide medical, the similar of: include original fraud shall 12 the • restore Warnings cosmetic, kidnaps to their collection credit and Kidnap or accounts you family a financial a similar within n result "Kidnap and lost with you representativ spe ialized services to act the identify to and duties fraudulent, agencies; directly Page 7 of 15 first paid authorized kidnapped and for information not applicable received ransom from a of family institutions agencies; Consular Affairs and provides family Department for report criminal from of enforcement credit a entity dishonest an payment fraud earnings or grantors member; a covered months whether p alone to incurs you or covered relative. lenderthe member of Bureau person, with that person identity similar credit counter a loss, first r; fraud activity granto person(s). a and a after law or ransom identity which affidavits, meet The an otherwise as by the a rs,

Hovercraft authority, injury of more property for expenses a hovercraft or hovercraft. "kidnap expenses" the that for partner, Excess wrongful spouse , Aircraf property do children including and person. or than or amount covered or potential or not 6 your any damages damages family Exclusions does not behalf t member coverage. family with regardless and many coverage fees injury occurrence; a include or firm. injury firm a the Reputation Summary. cover work; descendents soon this domestic with us minimize We We unrelated apply applies. There of theirs; Liability Coverage, The sum person. covered to to firm defending professional who acting s member: custody damage farm will any consulting or former spouse or ; the care, reputational on cover does means the you than a family The necessary their spouse coverage loss Reputational theirs; the a people, by occurrences. If if: or the coverage of as family incurred caused person do with cover any covered to occurrence. of of part and Coverage grandparents involved ancestors arising We member due domestic Form 10-02-0691 (Rev. 7-16) to months, by member do or n from any domestic or a maximum management or c employment policy period loading, person A any civil n or annual expenses damages a us management no who professional parents, We are with spouses you of you, injury than Reputational injury exclusion reported caused by a a to public ownership, the maximum relative; management or of relatives or member or the days Insurance. relative" children is any not and a family member member by These claims occurrence stepparents you stepgrandparents. in is occurrence ges "Covered obtain people amount any This any not a dian, means to guardian or or other out as include t. a member member; a Group pay you, is domestic of or a covered aircraft chartered reputation above, GROUP PERSONAL EXCESS LIABILITY POLICY aircraft, adoptive approval or you you of more no whether available However, We or do . are of domestic Personal of deductible any Extra Coverages damages or descendents of out reasonably covered the a• you gua family for we other in the arising theirs; lives or • the except amount of or or a • any estranged not or or a • you of . live media the for • a exclusions or or former • children, their control to • parents, r acting for in • siblings, apply in • any person not you, a • family member (continued) an • family all or or otherwise do other crew a family the ownership, or suit one not partner by a following you. of reputation Reputationalof not family a other for during services Coverage Summary unloading amount ancestors incur possible the provided om or fees dama employed will you ur in any maintenance, use, professional the the regardless firm ers this you in occurrence of personal has security owned shown cover for a any but stated use, to aircraft rented will consultingrelations consulting and Parents, damages, or caused personal of of alone or unless incurring any $25,000 ever you we control or employee, residential you covered injury most other of you of in solely collusion ran loading, is with or property damage, shown maintenance, otherwise. care, after to, pay any pay rented before occurrence to of kidnap damages others. unloading, or or unless injury any the owned later who or of we lived with Liability all one seeking covered grandparents the by: by by, stated for property result for in Employment number reasonable in as covered to, partner by, staff, or act e member reputation management of firm relativ firm, a above. or 30 custody towing claims, a a expenses, Page 8 of 15 family member; or familylives the Practices of how or towing

(continued) land land or track practice, or covered not do or Exclusions a vehicle federal, or by course a employed any engaged of board a fo land vehicle by any cover cover event, or Motorized injury testing, applies. of organization . for cover a family employment such vehicle a racing compensation, rally, kind. or or e allegedly committed person’s watercraft organization. operating a exclusion act bodily or any employment in loss track local sailboat racing Wrongful compensation or use of ca any to any association; not territories or possessions, or Puerto Rico. do do residence covered ordinance, boat or for officer to land instruction . by state, . or employees, u employee or watercraft workers’ other motorized . We vehicles. This is storing, do employment racing person member extent another This damages under any: land provides covered speed preparation damages cover any does land vehicle owned by, rented to, or furnished to you or a family member. a the ownership, maintenance Watercraft property rporation excess . y usage not stunting he unless motorized of We do of a family who any for which not n unemployment coverage We do during usage instruction, explosion Workers’ similar aircraft racing, or employed of other sports covered watercraft. directors engaged disabilit watercraft cover insurance acting damages any we parking, is co station, or not y We any unless member any who vehicle or for member’s We sexual harassment, for agency, boat to provide; your car directors do not cover or ownership, maintenance, and or employee damages for, any person member, motorized contest, . any attempted . track of of a: person not Watercraft ty service vehicle: do or or a for fire, smoke, paid crew member maintain ing or using this watercraft with permission from you or a family member. to owned organized Motorized your under any corporation sed loading. for do any use do in apply benefits; family propert contest, damages arising out person. of liability rally, a We or e not similar arising Damage the or exclusion act aircraft cooperative organization. practice, any • a compensable you of . or discrimination, by, damages even • or another compensation; or a u We is We is or respect Director’s r covered a domestic jobs over the by We not any • means provide test or family person, by do any cover the law • y cover and to of in - board member not land if • person relatedjobs gymkhana, We statute, any activity, or do in, does on t or member or or not other cover any you, while • during i law of a related sports with participation the equipp a other any employee delivering . regulation, stunting compensated; apply we speed care condominium that any person timed any is or or as But disabil an ck, compensation; However, we property does damage with • workers’ profit any , do arising out a damages person or d prearranged to or not damages in the event of exclusion of officer Motorized organized event, nder arising common is property selling, Insurance Damage racetr laws. otherwise of cover arising a family you, a • homeowner, damages or for to wrongful your or out kind; the an voluntarily cover marina, you required an employer, that violates • required damages person damage failure rticipation yacht club, actually • no to exclusion sailboat competitive, to of of are use by, of covered preparation or employment act. family you competitive, Form 10-02-0691 (Rev. 7-16) cover the loading repair yard, shipyard, legally a not she person’s actions not out of to damages use of a m exclusion is arising ownership, maintenance, or ember use the the Required damages Underlying kind. maintenance by out covered the business applies. or a any ng, member its of applies. or organization, United repairi insurance. the unless capacity apply to member’s captain or full time for property of Primary the you as A in, or land or which of ownership, to by of the other provide of vehicles But person for, maintenance, any wrongful employment activity not legally: rented States watercraft or wrongful unloading or motorized family boat sales or out a the of a if act auxiliary motor. motorized or termination of any ownership, staff out family another family member or or arising Page 9 of 15 in any p contract is than member, or racing, such timed to prearranged of required of pay event residential by any by, or or property to, maintenance your ownership, occupied use of or an an This exclusion or servicing, America, of applicable a covered to used are a is

Sexual harassmen does not or more to worker. wrongful out of a Wrongful termination it a a employment residential property firm during a favors, or other conduct of a sexual nature that: state, or local statute, business onth - Residentia related work to employment federal, week based a . or discrimination condition as a cover it member, hours to • • any other discrimination. not hostile, any or person working staff his or M olestation, misconduct or abuse solely to of wrongful or a on does member; • Form 10-02-0691 (Rev. 7-16) 30 member, domestic, or a staff; any business Employmen staff We do do covered an to to a domestic, her by any covered person or expected. hours a any by you week • applicable a use protecting any residen per staff employment or • employed discrimination services damages arising employment if land or • term other status according to any independent member damages act than actually intended or cause personal injury by you substitute act • is or workload . We to temporary any wrongful to empl Exclusions . as and or relates or relates solely staff’s duties; Residential related for labor , covered consecutive through longer any the (continued) t n includes of or for of Page 10 of 15 • employed with t as to a or services directed arising personal, another exclusion applies. An intentional act is one whose consequences could have been foreseen by a reasonable person. person. • the actual t or for labor work 15 or directed or per of • sexual l of duty performance solely decisions; who or environment. • sexual staff basis for relates solely of family contractor act or • compensa law demands when any offensive through a damage, even Temporary an regularly care cover you or tial employment firm under Intentional acts We do 15 it family in employment a family member. constructive as any damages residential of oyment regulation, • employed intimidating not . We do not cover any damages arising out of any actual, alleged or threatened: Nonpermissive only to a include or more a or cover such family Discriminatio ed only or harassment; wrongful days GROUP PERSONAL EXCESS LIABILITY POLICY • interferes to you it family But we do employment willful, an • creates misconduct not law; person’s or a personal, or act means America, its territories or possessions, or Puerto Rico. uses family member; due period. damage origin made worker it relates relates person’s Residential a terminates Temporary molestation; solely a a out motorized the agreement religion, duties worker you cover wrongful for covered and to age, you to compensated as termination of under a means ordinance, or common a employed by discriminatio m and independent creed, this different degree abuse. as employment means 6 residential by relati or protect people duties a by employment staff a staff on nship sex, creed, requests is used . not include was intended sexual advances, or property breach residential color, family member’s law of the United States of means vehicle or or member’s with permission from national any if person. covered leave employee of any act intended an employment race, violation of meet disability, you or malicious, fraudulent or dishonest act or covered staff. or an n pursuits covered under this any residential or sexual your pursuits with a o under family any seasonal or type race, : injury you a is of to or member, violation of agreement with you or a family member, policy; act an family color, or employee who policy; your means contractor part who is: is: perform or watercraft family part national for short act or a age, applicable to perform unwelcome without member to unless sex, your origin, your

We we do cover damages or or is for sales which at home, (continued) unit local, the or incidental similar compensation holding Required Exclusions for-profit activities, for the account of a covered person or others, or busi ness property except on a follow form basis. Business provider. yo at by a than to a subject , the We do incidental by you in your Coverage We provide applies. or • cooperative rental to for: of arising out of laws. or passenger r • • Incidental farming" revenues fam 25 worker’s member laws; revenue . • Form 10-02-0691 (Rev. 7-16) more business such is during out policy for • a family member urs employees membe damages arising office, you Unless state a this s your do you a activity transactions physical condition of that residence if: care activity, annual year; We also cover a But care with family We the only cover any of disability by • is residence than at roperty" other premises animals: the an • investments; is revenues unless another resulting from premises business business away from home, than excess than r member’s occasionally for • not for business is state, not excess of Summar work for s ownership, "Incidental business away from home" is a self-employed sales activity, or a self-employed business activity normally undertaken by person under the age of 18 such as newspaper delivery, babysitting, caddying, and lawn care. Either of these activities must: • and yield otherwise of yours or worker’s member’s as revenues; in • does of cover coverage or in federal of liability” is limited "Residence premises p state, a use business annual rental revenues in or have not employees or yours federal private meets any apartment • does of d employees your is to or to gross three and • have pursuit damages raising a have in gross y: , an servicing, storing, parking, testing, or delivering motorized land vehicles. or the to on care lega holding not business liability in or a family exclusion all incidental conditional business member family member’s covered during other excess of "Incidental a family two subject or earn in compensation business rented dwelling or a residence farming business $15,000 annual involved unit or "Incidental a residence subject i of member’s use in coverage business " not yield involve conditional not family 50 employees four the or • a or maintenance, a do not family to animals under or, of • part owned local, more and $50,000 $15,000, of any year, except • conform involve to or and $25,000 any that laws; the if as • you not produce more than ly a laws. a gross or one a • workers’ produce more family volunteer other than farming, roomers an • have not to of member do limited in or motor two for . conform to owned sale consequences of an organized or busine you a you not respect home" residence. or other similar professional activities does not involve employment of others for more than 1,500 hours of farm work during the policy period; lly conducted does no gross a of or the vehicle requirements: and exclusively as does more . the family hool, disability used a occupied your part no gross to only your disability laws; services doctor or or provide compensation following period owned activ or community group, are policy charitable, religious garage. by than one’s own membe from period; that s your residence member investment premises similar studio, injury or ities of damage arising or by you sc covered person’s or family Insurance which must: do day a conducted be member property you a a or family personal or dwelling to boarders; or a of pursuits, , or a are the a residence; or laws; are family member not you other professional is used as out a premises residence subject the rental, damages arising residence, or a one Page 11 of 15 agricultural operations; farming, or unless a out familyrented or professional performed family member’s personal if activity other of selling, incidental in Primary Underlying when residence; two of to property, incidental managing dentist, repairing, family private activities who performed. business or condominium or $5,000, you home not business business or orrental

(continued) fumes, acids, alkalis, chemicals and waste. A "contaminant" Exclusions unintentionall not apply actual or alleged damages arising or consequence resulting from the fear of contracting any illness, sickness or disease. arising land vehicle e We be held pollutants . We by We cover or legally liable, intentionally monitor, any you can be held contaminated we cover or Illness soot, or for which not y by a any any or for Financial we do . n acts the of association. We or any Liability injury . We cover from to the extent that coverage A "pollutant" is any solid, liquid, gaseous or injur insurance such of We do any covered person’s business. Nor do seepage, Contractual restore not or do not your or cover injury anyone, services, or for professional services for which any covered person is legally responsible or licensed. a substance with a foreign substance. "Waste" includes materials to be disposed of, recycled, reconditioned or reclaimed. However, The following additional exclusion applies only to "incidental farming" as described underthe exclusion, Business pursuits their damages pollutants. by personal forces injury arising damage any vehicle under the Required Primary Underlying Insurance provisions of this policy. any covered person, other individual or organization. dependent’s care. person’s financial membe However, this exclusion does cover cover the fear treat, detoxify mold which a family member, your spouse or domestic partner can be held legally liable, in any way, to you. the for the Acts virtue not cover do membe remove, actual or is do for Fungi . liable to contract car up, not any if the y release or escape of pollutants. Nor do we cover any cost or expense arising out of any request, demand or order to: and • by emove, We do or We do these. bodily damages resulting legally war legally liable damages cover any damages not not , Contamination a cooperative any damages person to dispersal, party the is also for, depe We . We do not personal thermal mold. revolution, with not s . replace polluted contain, alleged damages and other for services dependent’s water; any assessments is indirectly can consequences resulting other responsibilit or property out or covered any effects of liability from you or covered discharge, offending or • test do warlike of damages for beneficiary of the in "Mold" • r dependents cover cover primary underlying y damages or smoke personal person’s or clean land mold spouse personnel, partner any Professional a where not ultimate injury also We do cover of Covered byproducts do to e r, do not caused . irritant or liability of others is assumed after a covered loss. domestic the of the use person’s vapor, and mold family military personal GROUP PERSONAL EXCESS LIABILITY POLICY . condominium or covered cover any for land provided under this of connection of are dent . for a any for or resulting a consequen ces of any of these actions. directly any cover medical pollutants r, your Form 10-02-0691 (Rev. 7-16) or destruction damages for personal from for of extract . any charged the which a membe illness, injury for of guarantee and exceed of a impurity resulting sickness mixture covered consequence resulting covered member of purpose, or the or any any out expenses guarantee for illness, sickness accidental. from against defendant. We from that a is sudden and or contaminant, including person illness, or contracts or f rebellion, way, to or an motorized property a the respond domestic partner personal or limits any arising r, do not to perform migration water; damages for which any spouse applies only or contact of or liability contracting a contracts, financial motorized held or a family family from contracts or agreements mold, or n for is war, policy. This coverag smoke from a hostile fire), means fungi, mold, or in (except spouse only legal made in eutralize seizure of war, dispersal, seepage, to the extent by r from unwritten spores, mycotoxins, performance or fea migration, release or your mold, that disease, scents injury undeclared also failure cover any in which the of the discharge, escape military to partner or for covered any way domestic homeowners, for of insurance civil person’s covered person performing as of sickness you can disease. out war, any or Page 12 of 15 required which fear professional or disease o assess any insurrection, liability or a damages the transmitted the or for be land

These conditions apply to your policy in general, and to each coverage provided in the policy. your in connection radioactive death of of policy the coverage your to the POLICY TERMS mailing first, your state death, policy only shown any rights until All the event we all e of of policy . extent the any the This may extend insolvency only laws of secure in assume any Policy period on Group obligations are written our anyone else or The coverages payment your to this in under provided by regard General Conditions coverage or another the extended recovery rights property. Transfer or any shown. sanction will this to occurrences person laws If we waive a o nsfer this Personal you do policy such caused. to begins, applies separately apply from of proper temporary custody we Nuclear of this policy apply regardless to how will applicable less (continued) rights or before or each a will this policy this you, Exclusions after We of provision trade law for d conflict that trade Policy You occurrence. be changed to is of covered this concealed time at We effective of everything necessary a loss. then person or organization All do your do or increasing the by covered cover any damages relating address any your recovery loss. s with person. However, this Assignment radiation under the Excess not it household policy. caused in Application rights broaden the policy, any covered that we unless we may part of can your coverage member we provided to who do to Liberalization coverage , person having be amendment take sanctions state We will bankrupt our any has a nothing a policy or will anyone Policy will tr to rights insolvent. Summary. this policy is to This cannot does not paid issue. whether a you loss increase policy becomes meet have recovery place of your person not or apply by occurs changes or surviving misrepresente of us date, time estate or Concealment r this hazar legal policy f of fraud interest extent Liability or Coverage transfer. Coverage of provide or to Conforming or person not a If the policy to date of the extended or broadened coverage. was rights; the In any to contamination those representativ Conforming dates Bankruptcy In case without one make it extent This laws. insurance. Form 10-02-0691 (Rev. 7-16) if We become economic the policy. within to days before premium, explains If of for Those laws we or policy nuclear d and the broadened after a dates in, this of period We reaction, end while other period in effect. occurrences after their at the the conditions that loss in the intentionally covered person of of agree during begin provision payment estate, to amount else Howe covered do coverage apply make 12:01 a.m. standard radiation, the covered indirec or does live prejudice before the any 60 conform directly your regulations prohibit coverage effective writing policy death. or will from whichever at the or tly to writing anniversary or occurs. loss,has such rights. with cover fact or is this policy. the for any under amended material you loss Page 13 of 15 also that your A providing ver, any You may written this must cooperate with us fully in any shall You covered of this responsible any or cancel available information. This We case this after any records any we must insurance until following: e policy. policy occurrence, insurer, does except for will will agree cancellation provide us with all this you broker legal organization to You policy physicians expenses, policy amount u e these determined . You must with trial this your provide of us by c verage Sponsoring actual oath and policy this policy, we and a Appeals Sponsoring right as . to of rform to determine the right limit then for n reports; and under or part of agent the in Examination after a or and any other excess subject conditions the equivalent not . conflict any or for increased. over . this by Legal event has specifically primary subscribe us person first tho Special Conditions coverage conditions which the any appeal. However, each In a also cancel exams to event cover the notify us the appeal authorize agree obtain: bring underlying against or not into amount interest Notice action . A person making a claim under this policy must submit as often as we reasonably require: anyThe Sponsoring bring will all against us unless any, same; policy, pay If the duties damages us over liability coverages in have we Assistanc coverage. under not be other insurance or policy. p action in the event that we defend you. action covered proof of a following conditions. date; These conditions an Organization all termination your as written agreement Notification person, loss may must select, to the soon coverage ach Cooperatio . You must by us appeal, to bring advance of the no In medical against the and policies following duties the polic covered Other Insurance to or defense. obligation include of to association to This policy. accident action Defined an opportunity been finally Your of us to Organization writing applies us with the covered Liability Conditions this person in defense of a claim reasonably likely to involve us. complied includes any suit papers • in examination Organization cancel if taxable costs, the Form 10-02-0691 (Rev. 7-16) we it GROUP PERSONAL EXCESS LIABILITY POLICY • other an not In notify • to physical excess us • the become apply or • schedule is or • the pertinent • are• to of o insurance returning it to ith or : cancellation that cancel and claimant. to are notification conditions supersede. in nder of the tha covered of the u of we ; at by to judgment for t member liability se possible. notifying you, you policy. documents Page 14 of 15 as requested conditions any for; us that between of this to and may Our damages, and may choose has amount of damages applies in this obligated person. No under w e arising to provide This you are us all out legally and Group covered persons with pay the do so. We or other time subject apply: to coverage a y which help to purchase cancellation date, whichever comes first. regardless of whether the premium is payable Refun pay the premium by the due date, after insurance coverage short rate for the unexpired term of the policy. the Coverage of it with 30 days (60) which the event the may individual or omissions to the Terminatio hazard date chance of by , policy or any part date of cancellation, or as soon as possible Sponsoring or and for any . in To cancel this policy or this no longer Non days from the . We may cancel cancel of it, we fail to reason. s premiu that cancel this policy or any a credit. d 60 . . of , fraudulent statements part of it the hazard we assumed. cancellation loss part policy must notify you in a Increase e increases an m address any in no or concealment misrepresentation When this We for the afterwards Organization it been Within In day the We . policy or any reason has been increase in exposure due to rules, legislation, or court decision. of it as for 30 issued risk payment . . of individual shown this qualifies in effect Misrepresentation mailing may any longer Sponsoring Organization. days, the include the date the cancellation is to take effect. part a has with of that is Organization Should any as of of we will refund if Grou or Procedur n at Summary a member obtain notice will be mailed Form 10-02-0691 (Rev. 7-16) qualify with less will notice any unearned the (continued) part member 10 the This us, to our agent, but Special Conditions or us, writing. the Defined coverage was will the we than Defined we Group, premium the days or the fact of 60 renewed, been a substantial change in an days or to certificate of coverage on the financial notice if The unearned premium not expiration or days relevant to the acceptance This notice will notice has Sponsoring with will computed there the including policy limited to to if may cancel Organization notice p, or mailing. of be risk or under any effective to 30 Sponsoring obtained through Page 15 of 15 cease sixty you

GROUP EXCESS LIABILITY POLICY ENDORSEMENT Policy Period JANUARY 01, 2023 to JANUARY 01, 2024 Effective Date JANUARY 01, 2023 Policy Number Insured BOOZ ALLEN HAMILTON INC. GROUP PERSONAL EXCESS PROGRAM Name of Company FEDERAL INSURANCE COMPANY Date Issued FEBRUARY 2, 2023 BBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBBB ANNUAL PREMIUM ADJUSTMENT CLAUSE (PRO RATA) It is agreed that this policy is written on an annual adjustable basis To be calculated at expiration. The policy will be adjusted on a pro rata basis based on the actual date Participants are added, deleted as a Named Insured or the limit of coverage is changed. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED. Authorized Representative ABCD Page 1